MANAGED HIGH YEILD PLUS INC.                                       ANNUAL REPORT


                                                                   July 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for Managed High Yield Plus Fund Inc. (the "Fund") for the fiscal year ended May 31, 2000.

MARKET REVIEW

The 12-month period ended May 31, 2000 was a difficult time for the fixed income market, and particularly for the high-yield sector. Among the factors that caused the difficult conditions were: the Federal Reserve (the "Fed") in "tightening" mode, i.e., raising short-term interest rates; increasing volatility in the equity markets; and the Treasury's announcement that it would begin reducing the supply of 30-year bonds. The resulting surge in demand for 30-year Treasurys caused a drastic yield curve inversion, in which 10-year notes yielded more than 30-year Treasurys.
     The high-yield sector's troubles were worsened by heavy net redemptions of mutual fund shares and by reduced liquidity as bond dealers backed away from market-making activities. Moreover, this year there was no "January effect," a rally in the high-yield sector which usually occurs early in the new year. These factors and other adverse conditions produced some of the widest high-yield spreads relative to U.S. Treasurys in the last 10 years. (The spread is the difference in yield or income over Treasurys that fixed income securities must pay to compensate investors for their greater risk.)
     For the fiscal year ended May 31, 2000, the broad market, as measured by the Lehman Brothers Aggregate Bond Index, gained 2.11%. The high-yield sector fared much worse, losing 2.53% as measured by the CS First Boston High Yield Bond Index.

Managed High Yield Plus Fund Inc.

Investment Goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Manager:
James F. Keegan
Mitchell Hutchins Asset
Management Inc.

Commencement:
June 26, 1998

NYSE Symbol:
HYF

Dividend Payments:
Monthly

ANNUAL REPORT                                  MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO REVIEW

AVERAGE ANNUAL RETURNS, PERIODS ENDED 5/31/00

Net Asset Value Returns+                           Fund         Lipper Median*
--------------------------------------------------------------------------------
6 Months                                         -10.80%            -4.28%
1 Year                                           -10.22             -5.75
Since Inception 6/26/98                          -10.04             -4.59
--------------------------------------------------------------------------------



Market Price Returns+                              Fund         Lipper Median*
--------------------------------------------------------------------------------
6 Months                                          -5.16%             2.03%
1 Year                                           -12.14            -12.42
Since Inception 6/26/98                          -11.13             -9.04
--------------------------------------------------------------------------------

* Lipper High Current Yield Funds (Leveraged) Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The new net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

Share Price, Dividend and Yield                                5/31/00++
--------------------------------------------------------------------------------
Market Price                                                    $ 9.44
Net Asset Value                                                 $ 9.73
12-Month Dividend                                               $ 1.50
Current Month Dividend+                                         $0.125
Market Yield                                                    15.89%
NAV Yield                                                       15.42%
IPO Yield                                                       10.00%
--------------------------------------------------------------------------------

++ Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

+    The monthly dividend was reduced to $0.11 as of July 2000.

MANAGED HIGH YIELD PLUS FUND INC.                                  ANNUAL REPORT

PORTFOLIO HIGHLIGHTS

     During the period, the adverse conditions that impacted the broad fixed income market hit the high-yield sector particularly hard. Fund performance reflected these adverse market conditions, but was exacerbated by losses among several of the Fund's small-capitalization holdings. For the fiscal year, the Fund underperformed its Lipper peer group median.
     The Fund's interest expense on its borrowings increased during the period as interest rates rose. We therefore reduced the Fund's net leverage from 28.4% at the beginning of the period to 26.0% at period-end. Fixed communications (27.8% at period-end) remained the Fund's top-weighted sector.*

MANAGEMENT CHANGES

     Effective February 2000, James F. (Jim) Keegan, Managing Director of the Taxable Credit Group, assumed management responsibility for the Fund.
     Previously, the Fund had focused on high income potential, emphasizing lower-rated, smaller securities that provided higher yields. While the Fund will continue to seek high income, the portfolio management team seeks to lower the Fund's volatility and improve portfolio credit quality. Over the past several months, adverse market conditions have impeded management's efforts to increase the Fund's exposure to larger-cap, more liquid and higher-rated issues and to place a smaller emphasis on smaller-cap names. Those efforts will continue, consistent with market conditions and the interests of long-term shareholders. In selecting holdings for the Fund, management will seek to add companies that appear to offer the best relative values based on its analysis of cash flow, leverage and other balance sheet and income statement factors.

* Weightings represent percentages of portfolio assets. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT                                  MANAGED HIGH YIELD PLUS FUND INC.


PORTFOLIO CHARACTERISTICS

Credit Quality*                              5/31/00              11/30/99
--------------------------------------------------------------------------------
Cash                                           1.0%                 0.6%
BB & Higher                                   25.9                 19.9
B                                             54.8                 59.6
CCC & Lower                                    6.6                  9.2
Non-Rated                                      6.7                  7.3
Equity/Preferred                               5.0                  3.4
--------------------------------------------------------------------------------
Total                                        100.0                100.0


Characteristics*                             5/31/00              11/30/99
--------------------------------------------------------------------------------
Weighted Avg. Maturity                      7.88 yrs.            7.43 yrs.
Weighted Avg. Price                           $82.89               $86.28
Net Leverage                                   26.00%               28.43%
Net Assets ($mm)                              $310.0               $371.9
--------------------------------------------------------------------------------



Top Ten Holdings*                  5/31/00                              11/30/99
--------------------------------------------------------------------------------
Lyondell Chemicals                   2.1%     Northeast Optic Network       1.7%
Williams Communications              2.0      Intersil                      1.7
United Pan-Europe Communications     2.0      Verio                         1.7
NorthEast Optic Network              1.9      Williams Communications       1.7
PTC International Finance            1.8      Alestra                       1.6
Blount                               1.8      Hyperion Telecommunications   1.6
Hyperion Telecommunications          1.8      Knology Holdings              1.6
Knology Holdings                     1.7      Mrs. Fields Holdings          1.6
Tesoro Petroleum                     1.7      Park N View                   1.6
Charter Communications               1.5      Blount                        1.5
--------------------------------------------------------------------------------
Total                               18.3      Total                        16.3

Top Five Sectors*                  5/31/00                              11/30/99
--------------------------------------------------------------------------------
Communications (fixed)              27.8%     Communications (fixed)       20.3%
Cable                               12.5      Technology                   11.1
Energy                               7.7      Cable                        10.8
Communications (mobile)              6.7      Service                       7.7
Service                              5.6      Energy                        5.9
--------------------------------------------------------------------------------
Total                               60.3      Total                        55.8

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD PLUS FUND INC.                                  ANNUAL REPORT


OUTLOOK

   Although the Fed did not raise rates at its meeting on June 28, it did note that inflation remained a concern. The economy appears to be slowing, although it is unclear whether the slowdown will be sufficient to prevent another rate increase. However, we believe that any further Fed actions will impact the equities markets more seriously than bonds. While we think the economy will slow, we do not expect it to slip into recession.

   The spread sectors--agencies, mortgages, corporates and high-yield bonds--have had to cope with a triple whammy of reduced Treasury supply, equity-market volatility and rising interest rates. We believe current valuations are extremely attractive, and these sectors are now displaying signs of stability. We remain hopeful that spreads can narrow in the periods ahead.
   The new-issue calendar for the high-yield sector appears light ($57 billion run rate for 2000 vs. $100 billion in 1999) and is likely to continue to be dominated by the cable and fixed-communication sectors. We believe the high-yield market can stabilize once the Fed is largely through raising interest rates. Against this favorable backdrop of good economic news and dwindling supply, we think the high-yield sector is attractive and still offers potential to income-oriented investors with a long-term perspective.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Managed High Yield Plus Fund Inc. or a fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexandar                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.



/s/ James F. Keegan

JAMES F. KEEGAN
Portfolio Manager
Managed High Yield Plus Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Managed High Yield Plus Fund Inc.

Portfolio of Investments                                            May 31, 2000

 Principal
  Amount                                   Maturity          Interest
   (000)                                     Dates            Rates         Value
 ---------                            ------------------- -------------- ------------

 CORPORATE BONDS -- 127.19%
 Automotive -- 3.42%
  $ 4,500  HDA Parts Systems
            Incorporated...........        08/01/05           12.000%    $  2,970,000
    4,000  J.L. French Automotive
            Castings...............        06/01/09           11.500        3,720,000
    4,250  Lear Corporation........        05/15/05            7.960        3,912,282
                                                                         ------------
                                                                           10,602,282
                                                                         ------------
 Cable -- 15.17%
    7,000  Charter Communications
            Holdings**.............        04/01/09           10.000        6,405,000
    4,663  CSC Holdings
            Incorporated...........        11/01/05            9.250        4,569,740
   11,450  Knology Holdings
            Incorporated...........        10/15/07           11.875+       7,099,000
    5,000  NTL Communications
            Incorporated...........        10/01/08           11.500        5,025,000
   11,175  Park 'N View
            Incorporated@..........        05/15/08           13.000        3,240,750
   10,500  RCN Corporation.........        10/15/07           11.125+       6,090,000
    3,000  UIH Australia Pacific
            Incorporated...........        05/15/06           14.000+       2,580,000
    8,650  United Pan Europe
            Communications.........        08/01/09           12.500+       4,022,250
   18,600  United Pan Europe
            Communications**.......        11/01/09           13.375+       7,998,000
                                                                         ------------
                                                                           47,029,740
                                                                         ------------
 Chemicals -- 4.89%
    4,000  Avecia Group PLC........        07/01/09           11.000        3,940,000
    2,500  Huntsman ICI Chemicals
            LLC....................        07/01/09           10.125        2,437,500
    9,100  Lyondell Chemical
            Company................   05/01/07 & 05/01/09 9.875 & 10.875    8,781,500
                                                                         ------------
                                                                           15,159,000
                                                                         ------------
 Communications -- Fixed -- 35.22%
    6,500  Alestra S.A.............        05/15/06           12.125        5,785,000
    5,000  Allegiance Telecom
            Incorporated...........        05/15/08           12.875        5,400,000
    4,600  Barak ITC...............        11/15/07           12.500+       2,300,000
    4,130  Esprit Telecom Group
            PLC....................        06/15/08           10.875        3,221,400
    5,000  Flag Telecom Holdings
            Limited**..............        03/30/10           11.625        4,600,000
    5,000  Global Crossing Holdings
            Limited**..............        11/15/09            9.500        4,700,000
    6,500  Globenet Communications
            Group..................        07/15/07           13.000        6,483,750
    5,000  Globix Corporation**....        02/01/10           12.500        4,350,000
    7,750  GT Group Telecom
            Incorporated**#........        02/01/10           13.250+       3,952,500
    7,750  Hyperion
            Telecommunications
            Incorporated...........        11/01/07           12.000        7,381,875
    5,025  ICG Holdings
            Incorporated...........        05/01/06           12.500+       4,120,500
    2,000  ICG Services
            Incorporated...........        02/15/08           10.000+         980,000
    5,140  KMC Telecom Holdings
            Incorporated...........        05/15/09           13.500        4,677,400
    2,500  Level 3 Communications
            Incorporated**.........        03/15/08           11.000        2,368,750
    5,000  Metromedia Fiber Network
            Incorporated...........        11/15/08           10.000        4,762,500
    5,125  NEXTLINK Communications
            Incorporated...........        06/01/09           10.750        4,920,000
    8,500  NorthEast Optic Network
            Incorporated...........        08/15/08           12.750        7,990,000
    7,075  Pathnet Incorporated....        04/15/08           12.250        4,174,250
    4,750  Tele1 Europe BV**.......        05/15/09           13.000        4,655,000
    5,275  Verio Incorporated......        12/01/08           11.250        5,868,438

Managed High Yield Plus Fund Inc.

 Principal
  Amount                                         Maturity Interest
   (000)                                          Dates    Rates       Value
 ---------                                       -------- --------  ------------

 CORPORATE BONDS -- (continued)
 Communications -- Fixed -- (concluded)
  $10,000  Viatel Incorporated................   04/15/08  12.500%+ $  5,100,000
    8,250  Williams Communications Group......   10/01/09  10.875      8,250,000
    3,500  World Access Incorporated..........   01/15/08  13.250      3,132,500
                                                                    ------------
                                                                     109,173,863
                                                                    ------------
 Communications -- Mobile -- 7.37%
    5,000  Nextel Communications Incorporated.   02/15/08   9.950+     3,450,000
    5,900  Nextel International Incorporated..   04/15/08  12.125+     3,658,000
    7,500  PTC International Finance**........   12/01/09  11.250      7,462,500
   10,625  Spectrasite Holdings Incorporated..   04/15/09  11.250+     5,737,500
    2,500  Voicestream Wire**.................   11/15/09  10.375      2,550,000
                                                                    ------------
                                                                      22,858,000
                                                                    ------------
 Consumer Manufacturing -- 2.07%
    4,500  Decora Industries Incorporated.....   05/01/05  11.000      1,845,000
    6,000  Desa International Incorporated....   12/15/07   9.875      4,560,000
                                                                    ------------
                                                                       6,405,000
                                                                    ------------
 Energy -- 10.11%
    5,250  Cheasapeake Energy.................   05/01/05   9.625      5,013,750
    4,000  Key Energy Services Incorporated...   01/15/09  14.000      4,320,000
    8,401  Orion Refining Corporation**@......   11/15/04  10.000+     4,200,367
    2,250  Pioneer Natural Resources Company..   04/01/10   9.625      2,303,438
    2,700  Pride International Incorporated...   06/01/09  10.000      2,713,500
    5,750  R & B Falcon Corporation...........   12/15/08   9.500      5,750,000
    7,500  Tesoro Petroleum Corporation.......   07/01/08   9.000      7,050,000
                                                                    ------------
                                                                      31,351,055
                                                                    ------------
 Finance -- 2.91%
    4,939  Airplanes Pass-Through Trust.......   03/15/19  10.875      4,000,185
    5,000  HSBC Capital Funding LP** .........   06/30/30  10.176      5,033,015
    5,050  Superior National Insurance
            Group@(b).........................   12/01/17  10.750+             0
                                                                    ------------
                                                                       9,033,200
                                                                    ------------
 Food & Beverage -- 2.40%
   15,875  Mrs. Field's Holdings Company
            Incorporated**@#..................   12/01/05  14.000+     5,556,250
    2,283  Packaged Ice Incorporated..........   02/01/05   9.750      1,894,890
                                                                    ------------
                                                                       7,451,140
                                                                    ------------
 Gaming -- 3.36%
    6,250  MGM Grand Incorporated.............   06/01/07   9.750      6,187,500
    4,625  Park Place Entertainment
            Corporation.......................   12/15/05   7.875      4,231,875
                                                                    ------------
                                                                      10,419,375
                                                                    ------------
 General Industrial -- 5.74%
    6,500  Aqua Chemical Incorporated.........   07/01/08  11.250      3,770,000
    7,500  Blount Incorporated................   08/01/09  13.000      7,425,000

Managed High Yield Plus Fund Inc.

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- ------------

 CORPORATE BONDS -- (continued)
 General Industrial -- (concluded)
  $ 1,110  J.B. Poindexter & Company
            Incorporated.......................   05/15/04  12.500% $  1,021,200
    7,000  Sabreliner Corporation**............   06/15/08  11.000     5,565,000
                                                                    ------------
                                                                      17,781,200
                                                                    ------------
 Healthcare -- 1.91%
    3,500  Tenet Healthcare Corporation........   12/01/08   8.125     3,141,250
    2,700  Triad Hospitals Holdings
            Incorporated.......................   05/15/09  11.000     2,767,500
                                                                    ------------
                                                                       5,908,750
                                                                    ------------
 Hotels & Lodging -- 1.37%
    4,650  Host Marriott L.P...................   02/15/06   8.375     4,231,500
                                                                    ------------
 Media -- 2.07%
    2,675  Inter Act Systems
            Incorporated**@(b).................   08/01/03  14.000+      615,250
   10,250  Wam! Net Incorporated...............   03/01/05  13.250+    5,791,250
                                                                    ------------
                                                                       6,406,500
                                                                    ------------
 Metals -- 2.26%
    6,000  Metal Management Incorporated.......   05/15/08  10.000     4,200,000
    3,000  National Steel Corporation..........   03/01/09   9.875     2,820,000
                                                                    ------------
                                                                       7,020,000
                                                                    ------------
 Paper & Packaging -- 1.85%
    3,000  Packaging Corporation of America....   04/01/09   9.625     2,932,500
    3,000  Tembec Industry Incorporated........   06/30/09   8.625     2,812,500
                                                                    ------------
                                                                       5,745,000
                                                                    ------------
 Real Estate -- 0.97%
    3,575  D.R. Horton Incorporated............   02/01/09   8.000     3,003,000
                                                                    ------------
 Retail -- 3.78%
    3,160  Advance Holding Corporation.........   04/15/09  12.875+    1,200,800
    2,400  Advance Stores Company Incorporated
            ...................................   04/15/08  10.250     1,872,000
    5,500  Ames Department Stores Incorporated.   04/15/06  10.000     4,345,000
    5,000  Saks Incorporated...................   07/15/04   7.000     4,308,950
                                                                    ------------
                                                                      11,726,750
                                                                    ------------
 Service -- 7.20%
    7,500  Allied Waste North America
            Incorporated.......................   08/01/09  10.000     5,925,000
    5,995  American Eco Corporation@(b)........   05/15/08   9.625     1,079,100
    6,385  Atlantic Express Transportation
            Corporation........................   02/01/04  10.750     5,491,100
    2,000  Avis Rent A Car Incorporated........   05/01/09  11.000     2,040,000
    8,250  Budget Group Incorporated...........   04/01/06   9.125     5,775,000
    2,500  Nationwide Credit Incorporated......   01/15/08  10.250     1,700,000
    5,000  Premier Graphics Incorporated(b)....   12/01/05  11.500       300,000
                                                                    ------------
                                                                      22,310,200
                                                                    ------------

Managed High Yield Plus Fund Inc.

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- ------------

 CORPORATE BONDS -- (concluded)
 Supermarkets & Drugstores -- 1.80%
  $ 6,000  The Pantry Incorporated.............   10/15/07  10.250% $  5,580,000
                                                                    ------------
 Technology -- 5.43%
    3,500  Chippac International Limited**.....   08/01/09  12.750     3,675,000
    8,000  Earthwatch Incorporated**#@.........   07/15/07  13.000+    4,560,000
    6,000  Fairchild Semiconductor Corporation.   03/15/07  10.125     5,910,000
    2,500  SCG Holdings Corporation............   08/01/09  12.000     2,700,000
                                                                    ------------
                                                                      16,845,000
                                                                    ------------
 Transportation -- 3.86%
    6,500  Equimar Shipholdings Limited........   07/01/07   9.875     2,340,000
    4,350  Stena AB............................   06/15/07   8.750     3,741,000
    9,500  TFM S.A. de C.V.....................   06/15/09  11.750+    5,890,000
                                                                    ------------
                                                                      11,971,000
                                                                    ------------
 Utilities -- 2.03%
    5,250  AES Corporation.....................   06/01/09   9.500     5,053,334
    1,306  Panda Funding Corporation...........   08/20/12  11.625     1,240,989
                                                                    ------------
                                                                       6,294,323
                                                                    ------------
 Total Corporate Bonds (cost -- $472,465,023)...                     394,305,878
                                                                    ------------
 Number of
  Shares
 ---------

 COMMON STOCK(a) -- 2.18%
 Cable -- 1.34%
    1,000  Knology Holdings Incorporated..........................         4,500
   81,941  Park 'N View Incorporated..............................       209,974
  170,418  RCN Corporation........................................     3,930,264
                                                                    ------------
                                                                       4,144,738
                                                                    ------------
 Communications -- Fixed -- 0.70%
   83,660  Tele1 Europe BV........................................       962,090
   48,600  Viatel Incorporated....................................     1,211,963
                                                                    ------------
                                                                       2,174,053
                                                                    ------------
 Food & Beverage -- 0.03%
   28,153  Packaged Ice Incorporated..............................        98,536
                                                                    ------------
 Media -- 0.01%
    1,500  Wam!Net Incorporated...................................        16,500
                                                                    ------------
 Service -- 0.10%
  194,245  Waste Systems International Incorporated@..............       315,648
                                                                    ------------
 Total Common Stock (cost -- $7,284,068)..........................     6,749,475
                                                                    ------------

Managed High Yield Plus Fund Inc.

    Number of
 Shares/Warrants                                                    Value
 ---------------                                                 ------------

 PREFERRED STOCK(a) -- 2.60%
 Communications -- Fixed -- 0.78%
       2,946     ICG Holdings Incorporated.....................  $  2,415,400
                                                                 ------------
 Communications -- Mobile -- 1.47%
       4,464     Crown Castle International Corporation........     4,553,169
                                                                 ------------
 Energy -- 0.06%
       4,513     Orion Refining Corporation@...................       182,718
                                                                 ------------
 Media -- 0.16%
       5,000     Inter Act Systems Incorporated**@.............       500,000
                                                                 ------------
 Service -- 0.13%
       1,513     Waste Systems International Incorporated@.....       416,075
                                                                 ------------
 Total Preferred Stock (cost -- $8,425,618)....................     8,067,362
                                                                 ------------
 WARRANTS(a) -- 0.18%
 Cable -- 0.01%
       1,000     UIH Australia Pacific Incorporated............        15,000
                                                                 ------------
 Communications -- Fixed -- 0.02%
       6,950     Pathnet Incorporated..........................        69,500
                                                                 ------------
 Energy -- 0.07%
       4,000     Key Energy Services Incorporated..............       220,000
                                                                 ------------
 Media -- 0.08%
       5,000     Inter Act Electronic Marketing Incorporated@..            50
       5,000     Inter Act Systems Incorporated@...............        25,000
      20,250     Wam! Net Incorporated.........................       222,750
                                                                 ------------
                                                                      247,800
                                                                 ------------
 Total Warrants (cost -- $15,050)..............................       552,300
                                                                 ------------
    Principal
     Amount                                    Maturity Interest
      (000)                                      Date     Rate
    ---------                                  -------- --------
 REPURCHASE AGREEMENT -- 0.11%
     $   340     Repurchase Agreement dated
                  5/31/00 with State Street
                  Bank & Trust Company,
                  collateralized by $348,416
                  U.S. Treasury Notes,
                  5.500% due 08/31/01
                  (value -- $347,708);
                  Proceeds: $340,047
                  (cost -- $340,000)........
                                               06/01/00  5.000%       340,000
                                                                 ------------
 Total Investments (cost -- $488,529,759) --
   132.26%...................................                     410,015,015
 Liabilities in excess of other assets --
   (32.26)%..................................                     (99,999,937)
                                                                 ------------
 Net Assets -- 100.00%.......................                    $310,015,078
                                                                 ============

---------
# Security represents a unit which is comprised of the stated bond with attached warrants or common stock.
@   Illiquid securities representing 4.13% of net assets.
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Non-income producing security.
(b) Bond interest in default.
                 See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of Assets and Liabilities                                 May 31, 2000

Assets
Investments in securities, at value (cost -- $488,529,759).......  $410,015,015
Cash.............................................................         3,580
Interest receivable..............................................     9,759,095
Interest receivable on interest rate swap........................        30,928
Unrealized appreciation on interest rate swap....................       311,972
Other assets.....................................................        52,913
                                                                   ------------
Total assets.....................................................   420,173,503
                                                                   ------------
Liabilities
Bank loan payable................................................   109,000,000
Payable for interest on bank loan................................       653,249
Payable to investment adviser and administrator..................       257,181
Accrued expenses and other liabilities...........................       247,995
                                                                   ------------
Total liabilities................................................   110,158,425
                                                                   ------------
Net Assets
Capital stock -- $0.001 par value; 200,000,000 shares authorized;
 31,858,628 shares issued and outstanding........................   474,827,071
Undistributed net investment income..............................     5,175,683
Accumulated net realized loss from investment transactions.......   (91,784,904)
Net unrealized depreciation of investments and interest rate
 swap............................................................   (78,202,772)
                                                                   ------------
Net assets applicable to shares outstanding......................  $310,015,078
                                                                   ============
Net asset value per share........................................  $       9.73
                                                                   ============


                 See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of Operations

                                                                    For the
                                                                   Year Ended
                                                                  May 31, 2000
                                                                  ------------
Investment Income:
Interest and dividends........................................... $ 60,404,673
                                                                  ------------
Expenses:
Interest expense, loan commitment and other fees.................    8,943,222
Investment advisory and administration...........................    3,598,783
Custody and accounting...........................................      311,927
Legal and audit..................................................      252,615
Reports and notices to shareholders..............................       98,500
Directors' fees..................................................       10,500
Transfer agency and service fees.................................        7,345
Other expenses...................................................       57,178
                                                                  ------------
                                                                    13,280,070
                                                                  ------------
Net Investment Income............................................   47,124,603
                                                                  ------------
Realized and unrealized gains (losses) from investment
 activities:
Net realized loss from investment transactions...................  (58,128,549)
Net change in unrealized appreciation/depreciation of:
 Investment transactions.........................................  (24,914,366)
 Interest rate swap..............................................      228,541
                                                                  ------------
Net realized and unrealized loss from investment activities......  (82,814,374)
                                                                  ------------
Net decrease in net assets resulting from operations............. $(35,689,771)
                                                                  ============


                 See accompanying notes to financial statements

Managed High Yield Fund Plus Inc.

Statement of Changes in Net Assets

                                                                  For the Period
                                                      For the     June 26, 1998+
                                                     Year Ended      through
                                                    May 31, 2000   May 31, 1999
                                                    ------------  --------------
From operations:
Net investment income.............................  $ 47,124,603   $ 44,144,492
Net realized loss from investment transactions....   (58,128,549)   (33,656,355)
Net change in unrealized appreciation/depreciation
 of investments and interest rate swap............   (24,685,825)   (53,516,947)
                                                    ------------   ------------
Net decrease in net assets resulting from
 operations.......................................   (35,689,771)   (43,028,810)
                                                    ------------   ------------
Dividends to shareholders from:
Net investment income.............................   (47,743,692)   (38,535,123)
                                                    ------------   ------------
Capital stock transactions:
Proceeds from shares issued.......................       --         460,575,000
Proceeds from dividends reinvested................     4,519,779      9,817,675
                                                    ------------   ------------
Net increase in net assets resulting from capital
 stock transactions...............................     4,519,779    470,392,675
                                                    ------------   ------------
Net increase (decrease) in net assets.............   (78,913,684)   388,828,742
                                                    ------------   ------------
Net Assets:
Beginning of year.................................   388,928,762        100,020
                                                    ------------   ------------
End of year (including undistributed net
 investment income of $5,175,683 and $5,623,231;
 respectively)....................................  $310,015,078   $388,928,762
                                                    ============   ============

---------
+ Commencement of operations



                 See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of Cash Flows

                                                                   For the
                                                                 Year Ended
                                                                May 31, 2000
                                                                -------------
Cash flows provided from operating activities:
Interest received.............................................. $  50,641,477
Operating expenses paid........................................    (4,303,141)
Interest paid..................................................    (8,987,103)
Sales of short-term portfolio investments, net.................     7,113,000
Purchase of long-term portfolio investments....................  (338,209,474)
Sales of long-term portfolio investments ......................   372,904,388
                                                                -------------
Net cash provided from operating activities ...................    79,159,147
                                                                -------------
Cash flows used for financing activities:
Dividends paid to shareholders.................................   (47,743,692)
Decrease in bank loan..........................................   (36,000,000)
Proceeds from capital stock transactions.......................     4,519,779
                                                                -------------
Net cash used for financing activities.........................   (79,223,913)
                                                                -------------
Net decrease in cash...........................................       (64,766)
Cash at beginning of period....................................        68,346
                                                                -------------
Cash at end of period.......................................... $       3,580
                                                                =============
Reconciliation of net decrease in net assets resulting from
 operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations........... $ (35,689,771)
                                                                -------------
Decrease in investments, at value..............................   117,622,047
Decrease in receivable for investments sold....................     6,492,440
Decrease in interest receivable................................     2,711,695
Increase in interest receivable on swap contract...............       (30,928)
Increase in unrealized appreciation on interest rate swap......      (228,541)
Increase in other assets.......................................        (1,765)
Decrease in payable for investments purchased..................   (11,707,621)
Decrease in payable for interest on bank loan..................       (22,527)
Decrease in payable to investment adviser and administrator....       (65,480)
Decrease in interest payable on swap contract..................       (21,354)
Increase in accrued expenses & other liabilities...............       100,952
                                                                -------------
                                                                  114,848,918
                                                                -------------
Net cash provided from operating activities.................... $  79,159,147
                                                                =============

                 See accompanying notes to financial statements

Notes to Financial Statements

Organization and Significant Accounting Policies
 Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversi-fied management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. Direct expenses of $1,071,662 relating to the public offering of the Fund's shares were paid by PaineWebber Incorporated ("PaineWebber") at the time of is-suance. Effective as of the close of business on June 2, 2000, the Fund ac-quired all of the net assets of Managed High Yield Fund in a tax-free exchange of shares. Managed High Yield Fund's net assets at that date, valued at $57,293,104 were combined with those of the Fund.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial state-ments. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valua-tion. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges nor-mally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are val-ued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidi-ary of PaineWebber and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particu-lar security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair val-ue. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.
 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investment transac-tions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as ad-justments to interest income and the identified cost of investments.
 Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and dis-tributions from net realized capital gains are determined in accordance with

Notes to Financial Statements

Organization and Significant Accounting Policies (concluded) federal income tax regulations which may differ from generally accepted ac-counting principles. These "book/tax" differences are either considered tempo-rary or permanent in nature. To the extent theses differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclas-sification.
Borrowings
 The Fund has a $200 million dollar committed credit facility ("facility"). Un-der the terms of the facility, the Fund borrows at the London Interbank Over-night Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the unused portion of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accor-dance with the terms of the debt agreement, the Fund has pledged assets in the amount of $277,561,663 on May 31, 2000 as collateral for the bank loan.
 For the year ended May 31, 2000 the Fund borrowed a daily weighted average balance of $143,180,328 at an interest rate of 6.02%.
Interest Rate Swap Agreement
 The Fund entered into an interest rate swap to protect itself from interest rate fluctuations on a portion of its borrowings. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to interest rated for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
 Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.
 The Fund records a net receivable or payable on a daily basis for the net in-terest income or expense expected to be received or paid in the interest peri-od. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized apprecia-tion or depreciation of investments.
 At May 31, 2000, the Fund had an outstanding interest rate swap contract with the following terms:

                                         Rate Type
                              ----------------------------------
   Notional     Termination   Payments made   Payments received    Unrealized
    Amount         Date        by the Fund       by the Fund      Appreciation
  -----------   -----------   -------------   -----------------   ------------
  $20,000,000     3/16/01        5.5125%           6.16%+           $311,972

---------
+Rate based on LIBOR (London Interbank Offered Rate).
Concentration of Risk
 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.
Investment Adviser and Administrator
 The Fund has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. The Advisory

Notes to Financial Statements

Investment Adviser and Administrator (concluded)
Contract provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.
Investments in Securities
 For federal income tax purposes, the cost of securities owned at May 31, 2000, was substantially the same as the cost of securities for financial statement purposes.
 At May 31, 2000, the components of net unrealized depreciation of investments (excluding interest rate swap) transactions were as follows:

  Gross depreciation (investments having an excess of cost over value).......................................................  $(83,325,562)
  Gross appreciation (investments having an excess of value over
   cost)........................................................     4,810,818
                                                                  ------------
  Net unrealized depreciation of investments....................  $(78,514,744)
                                                                  ============

 For the year ended May 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $326,501,853 and $366,331,999, respectively.
Federal Tax Status
 The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated in-vestment companies. Accordingly, no provision for federal income taxes is re-quired. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
 At May 31, 2000, the Fund had a net capital loss carryover of $47,701,546. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between May 31, 2007 and May 31, 2008. To the extent that such losses are used to off-set future net realized capital gains, it is probable these gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $43,298,647 of net realized capital losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on June 1, 2000.
 To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2000, undistributed net investment income was increased by $171,541 and capital stock was decreased by $171,541.
Capital Stock
 There are 200,000,000 shares of $0.001 par value capital stock authorized. Of the 31,858,628 shares of common stock outstanding 8,412 shares are owned by Mitchell Hutchins.
 Transactions in shares of common stock were as follows:

                                                          Shares      Amount
                                                        ---------- ------------
  For the Year Ended May 31, 2000
  Dividends reinvested.................................    369,345 $  4,519,779
                                                        ========== ============
  Period June 26, 1998 through May 31, 1999
  Shares issued........................................ 30,705,000 $460,575,000
  Dividends reinvested.................................    777,615    9,817,675
                                                        ---------- ------------
  Net increase......................................... 31,482,615 $470,392,675
                                                        ========== ============

Managed High Yield Plus Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                 For the Period
                                                      For the    June 26, 1998+
                                                     Year Ended     through
                                                    May 31, 2000  May 31, 1999
                                                    ------------ --------------
Net asset value, beginning of period...............   $  12.35      $  15.00
                                                      --------      --------
Net investment income..............................       1.48          1.42
Net realized and unrealized losses on investment
 transactions .....................................      (2.60)        (2.83)
                                                      --------      --------
Net decrease from investment activities............      (1.12)        (1.41)
                                                      --------      --------
Dividends from net investment income...............      (1.50)        (1.24)
                                                      --------      --------
Net asset value, end of period.....................   $   9.73      $  12.35
                                                      ========      ========
Market value, end of period........................   $   9.44      $  12.31
                                                      ========      ========
Total investment return(1).........................     (12.14)%       (9.37)%
                                                      ========      ========
Ratios/Supplemental data:
Net assets, end of period (000's)..................   $310,015      $388,929
Expenses to average net assets, including interest
 expense...........................................       3.59%         3.02%*
Expenses to average net assets, excluding interest
 expense...........................................       1.17%         1.15%
Net investment income to average net assets........      12.74%        11.82%*
Portfolio turnover rate............................         66%           52%
Asset coverage++...................................   $  3,844      $  3,682

---------
 + Commencement of operations
++ Per $1,000 of bank loans outstanding
* Annualized
(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

Managed High Yield Plus Fund Inc.

Report of Independent Auditors

The Boards of Directors and Shareholders of
Managed High Yield Plus Fund Inc.

 We have audited the accompanying statement of assets and liabilities of the Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of in-vestments, as of May 31, 2000, and the related statements of operations for the year then ended, changes in net assets for the year then ended and the period June 26, 1998 through May 31, 1999, cash flows for the year then ended and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included con-firmation of investments owned at May 31, 2000, by correspondence with the cus-todian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2000, and the results of its operations for the year then end-ed, changes in its net assets for the year then ended and the period June 26, 1998 through May 31, 1999, cash flows for the year then ended, and the finan-cial highlights for the periods indicated, in conformity with accounting prin-ciples generally accepted in the United States.

                                    /s/ Ernst & Young LLP

New York, New York
July 25, 2000

Managed High Yield Plus Fund Inc.

Tax Information (unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (May 31, 2000) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were derived from net investment income and are taxable as ordinary income. Additionally, 0.61% of the distributions paid by the Fund qualify for the dividend received deduction available for corporate shareholders.

 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh, and 403(b)(7) plans) may need this information for their annual reporting.

 Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal in-come tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Stockholders are advised to consult their own tax ad-visers with respect to the tax consequences of their investment in the Fund.

Managed High Yield Plus Fund Inc.

General Information

The Fund
 Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Ex-change, Inc. ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's in-vestment adviser and administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $68.5 billion in asset under management as of June 30, 2000.
Distribution Policy
 The Fund's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all divi-dends and other distributions on their shares of common stock automatically re-invested in additional shares of commons stock, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of an-other broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stock-holders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.
 A stockholder may elect not to participate in the Plan or may terminate par-ticipation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate par-ticipation in the Plan, until such election is changed, will be deemed an elec-tion by stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.
 The Transfer Agent will serve as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the Transfer Agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The Transfer Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but au-thorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage com-missions (such condition being referred to herein as "market premium"), the Transfer Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Transfer Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distri-bution for a particular shareholder equals the result obtained by dividing the

Managed High Yield Plus Fund Inc.

amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market.
 In the event of a market discount on the dividend payment date, the Transfer Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share pur-chase price paid by the Transfer Agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan pro-vides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the ear-lier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The Transfer Agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of shares in connection with the reinvestment of dividends.
 The automatic reinvestment of dividends in shares will not relieve partici-pants of any income tax that may be payable on such dividends.
 Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus com-missions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares avail-able in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on re-sale may be more or less than the net asset value.
 Experience under the Plan may indicate that changes are desirable. According-ly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan par-ticipants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8950, Wilming-ton, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
Chairman
                                George W. Gowen
Margo N. Alexander
                                Frederic V. Malek
Richard Q. Armstrong
                                Carl W. Schafer
Richard R. Burt
                                Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                 Dennis L. McCauley
President                          Vice President

Dianne E. O'Donnell                James F. Keegan
Vice President and Secretary       Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West, 52nd Street
New York, New York 10019






This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

                                                                    MANAGED HIGH

                                                            YIELD PLUS FUND INC.

                                                                   ANNUAL REPORT



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(C)2000 PaineWebber Incorporated
     All Rights Reserved
         Member SIPC


                                                                    MAY 31, 2000